EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report included in Consolidated Eco-Systems, Inc.(formerly Exsorbet Industries, Inc.) Form 10-K, as amended, for the year ended December 31, 1996 and to all references to our Firm included in this registration statement (File No. 333-23087).

                                       MOORE STEPHENS FROST


                                       By: /s/
                                           ---------------------------------
                                           DENNIS COOPER

MAY 29, 1997